UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2017

ARC LOGISTICS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36168	36-4767846
(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1290

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 18, 2017, Arc Logistics Partners LP, a Delaware limited partnership (“MLP”), convened its special meeting of unitholders (the “Special Meeting”) to vote on the proposal identified in the definitive proxy statement dated October 30, 2017, which was first mailed to holders of common units representing limited partner interests in MLP (“Common Units”) on or about October 30, 2017.

As of the close of business on October 20, 2017, the record date for the Special Meeting, there were 19,545,944 Common Units outstanding and entitled to vote at the Special Meeting. A quorum of 15,954,649 Common Units was represented in person or by proxy at the Special Meeting. A summary of the voting results for the following proposal, which is described in detail in the definitive proxy statement, is set forth below:

1.    Proposal to approve the Purchase Agreement and Plan of Merger, dated as of August 29, 2017, by and among MLP, Arc Logistics GP LLC, Lightfoot Capital Partners GP LLC, Lightfoot Capital Partners, LP, Zenith Energy U.S., L.P., Zenith Energy U.S. GP, LLC, Zenith Energy U.S. Logistics Holdings, LLC, and Zenith Energy U.S. Logistics, LLC, and the merger contemplated thereby (the “Merger Proposal”). The Merger Proposal received the affirmative vote of approximately 99.38% of the Common Units represented at the Special Meeting in person or by proxy.

Votes For	Votes Against	Votes Abstained

15,855,083	87,809	11,757

No other business properly came before the Special Meeting.

Item 8.01. Other Events.

On December 18, 2017, MLP issued a press release announcing the results of the unitholder vote at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 18, 2017, issued by Arc Logistics Partners LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017

ARC LOGISTICS PARTNERS LP

By:	Arc Logistics GP LLC, its general partner

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer

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